InnSuites Hospitality Trust

LINE OF CREDIT/ PROMISSORY NOTE
InnSuites Hospitality Trust / Tempe/Phoenix Airport Resort LLC

Line of Credit Maximum Amount: $500,000

Date: December 22, 2015

InnSuites Hospitality Trust ("Lender") hereby establishes for a period extending to June 30, 3017, (the MATURITY DATE") a revolving line of credit (the "CREDIT LINE") for Tempe/Phoenix Airport Resort LLC ("Borrower") in the principle amount of Five Hundred Thousand Dollars ($500,000.00) (the "CREDIT LIMIT"). All sums advanced on the Credit Line or pursuant to the terms of the Agreement (each an "ADVANCE") shall become part of the principle of said Promissory Note.

Any request for an Advance may be made from time to time and in such amounts as Borrower may choose; provided, however, any requested Advance will not, when added to the outstanding principle balance of all previous Advances, exceed the Credit Limit. Requests for Advances may be made orally or in Writing by such officer of Borrower authorized by it to requests such Advances.

The funds from the Advances will be used by the Borrower for operating expenses in connection with the Borrower.

Interest will be accrued at the yearly fixed rate of 7% on the unpaid balance. The loan amount may vary based on hotel cash needs. There is no prepayment penalty. Interest will be accrued quarterly.

No monthly installments payments are required. If the Borrower fails to pay off the loan with due or fails to comply with any other terms of this promissory note, the loan upon written notice may be considered in default. A late penalty charge of $20.00 per day will be assessed until the account is brought current inclusive of the late charges, interest and applicable fees.

Borrower agrees that until the principle and interest owed under this promissory note are paid in fill, this note will be secured by the hotels receivables.

Interest paid quarterly based on Fiscal year of IHT.

Tempe/Phoenix Airport Resort LLC
by RRF Administrative Member by [signature] Managing

Borrower's Signature

December 22 2015

InnSuites Hospitality Trust by
[signature] EVP

Lender's Signature

InnSuites Hospitality Trust

LINE OF CREDIT/ PROMISSORY NOTE
InnSuites Hospitality Trust / Phoenix Northern Resort LLC

Line of Credit Maximum Amount: $500,000

Date: December 22, 2015

InnSuites Hospitality Trust ("Lender") hereby establishes for a period extending to June 30, 3017, (the MATURITY DATE") a revolving line of credit (the "CREDIT LINE") for Phoenix Northern Resort LLC ("Borrower") in the principle amount of Five Hundred Thousand Dollars ($500,000.00) (the "CREDIT LIMIT"). All sums advanced on the Credit Line or pursuant to the terms of the Agreement (each an "ADVANCE") shall become part of the principle of said Promissory Note.

Any request for an Advance may be made from time to time and in such amounts as Borrower may choose; provided, however, any requested Advance will not, when added to the outstanding principle balance of all previous Advances, exceed the Credit Limit. Requests for Advances may be made orally or in Writing by such officer of Borrower authorized by it to requests such Advances.

The funds from the Advances will be used by the Borrower for operating expenses in connection with the Borrower.

Interest will be accrued at the yearly fixed rate of 7% on the unpaid balance. The loan amount may vary based on hotel cash needs. There is no prepayment penalty. Interest will be accrued quarterly.

No monthly installments payments are required. If the Borrower fails to pay off the loan with due or fails to comply with any other terms of this promissory note, the loan upon written notice may be considered in default. A late penalty charge of $20.00 per day will be assessed until the account is brought current inclusive of the late charges, interest and applicable fees.

Borrower agrees that until the principle and interest owed under this promissory note are paid in fill, this note will be secured by the hotels receivables.

Interest paid quarterly based on Fiscal year of IHT.

Phoenix Northern Resort LLC by RBF Administrator Weber by [signature]

December 22, 2015

Borrower's Signature

InnSuites Hospitality Trust by [signature], EVP

Lender's Signature